Common and preferred shares and other equity instruments - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Oct. 31, 2021	Oct. 31, 2020
Disclosure of Basel III captial disclosure [line items]
CET1 capital	$ 33,751	$ 30,876
Tier 1 capital	38,344	34,775
Total capital	44,202	40,969
Total RWA	$ 272,814	$ 254,871
CET1 ratio	12.40%	12.10%
Tier 1 capital ratio	14.10%	13.60%
Total capital ratio	16.20%	16.10%
Leverage ratio exposure	$ 823,343	$ 741,760
Leverage ratio	4.70%	4.70%